UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100

Westlake, TX 76262

(Address of principal executive offices, including Zip Code)

(817) 961-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Background

On November 12, 2014, Audatex North America, Inc. (the “Issuer”), an indirect wholly-owned subsidiary of Solera Holdings, Inc. (“Solera”), entered into a purchase agreement (the “Purchase Agreement”) with Solera, the other guarantors named therein (the “Guarantors”) and Goldman, Sachs & Co., as initial purchaser (the “Initial Purchaser”). Pursuant to the Purchase Agreement, the Issuer agreed to sell to the Initial Purchaser, and the Initial Purchaser agreed to purchase from the Issuer, $175.0 million in aggregate principal amount of 6.000% Senior Notes due 2021 (the “New 2021 Notes”) and $225.0 million in aggregate principal amount of 6.125% Senior Notes due 2023 (the “New 2023 Notes” and together with the New 2021 Notes, the “Notes”). The sale of the Notes closed on November 17, 2014. The Issuer intends to use the net proceeds from the offering, together with cash on hand, to fund the purchase price of an acquisition that Solera is in the late-stages of negotiating, whose purchase price could exceed $450.0 million (the “Potential Acquisition”). In the event that Solera does not complete the Potential Acquisition, it intends to use the net proceeds for working capital and other general corporate purposes, which may include funding one or more strategic initiatives that it may undertake from time to time.

The New 2021 Notes were issued as additional notes pursuant to an indenture, dated as of July 2, 2013 (as supplemented or amended, the “2021 Notes Indenture”), among the Issuer, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), under which the Issuer previously issued $1.51 billion of its 6.000% Senior Notes due 2021 (the “Existing 2021 Notes” and together with the New 2021 Notes, the “2021 Notes”). The New 2023 Notes were issued as additional notes pursuant to an indenture, dated as of November 5, 2013 (as supplemented or amended, the “2023 Notes Indenture”), among the Issuer, the Guarantors and the Trustee, under which the Issuer previously issued $340.0 million of its 6.125% Senior Notes due 2023 (the “Existing 2023 Notes” and together with the New 2023 Notes, the “2023 Notes”). The New 2021 Notes were offered at an original issue price of 104.50% plus accrued interest from June 15, 2014. The New 2023 Notes were offered at an original issue price of 104.50% plus accrued interest from November 1, 2014.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements. Holders of Notes are not entitled to any registration rights under the Securities Act.

Supplemental Indentures related to Additional Guarantors

On November 12, 2014, GTS Services, LLC, LYNX Services, LLC, (together, the “Guaranteeing Subsidiaries”), Solera, the Issuer, the other Guarantors, and the Trustee, entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), supplementing the 2021 Notes Indenture, dated as of July 2, 2013. Pursuant to the Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of the Issuer’s obligations under the 2021 Notes.

On November 12, 2014, the Guaranteeing Subsidiaries, Solera, the Issuer, the other Guarantors, and the Trustee, entered into the First Supplemental Indenture (the “First Supplemental Indenture”), supplementing the 2023 Notes Indenture, dated as of November 5, 2013. Pursuant to the First Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of the Issuer’s obligations under the 2023 Notes.

Copies of the Third Supplemental Indenture and First Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the material terms of the Third Supplemental Indenture and First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Supplemental Indenture related to the New 2021 Notes

The New 2021 Notes were issued pursuant to the Fourth Supplemental Indenture to the 2021 Notes Indenture, dated as of November 17, 2014 (the “Fourth Supplemental Indenture”), among the Issuer, the Guarantors and the Trustee. The New 2021 Notes are treated as a single class with the Existing 2021 Notes for all purposes and will have the same terms as those of the Existing 2021 Notes. The New 2021 Notes and the Existing 2021 Notes are expected to trade fungibly with one another, except that the New 2021 Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act were issued under a new CUSIP number and will trade separately during the 40-day distribution compliance period.

The 2021 Notes bear interest at a rate of 6.000% and mature on June 15, 2021. Interest is payable on the 2021 Notes on June 15 and December 15 of each year provided that with respect to the New 2021 Notes, the record date for the first interest payment date will be December 1, 2014.

The Issuer’s obligations under the 2021 Notes are guaranteed by Solera and substantially all of Solera’s material wholly-owned domestic subsidiaries. The 2021 Notes and the guarantees are unsecured senior obligations of the Issuer and the Guarantors.

The 2021 Notes Indenture contains covenants limiting the ability of Solera and its subsidiaries to: (i) incur liens; (ii) engage in sale and leaseback transactions; or (iii) consolidate, merge with, or convey, transfer or lease substantially all of their assets to, another person. Except if the 2021 Notes achieve an investment grade rating, the 2021 Notes Indenture also limits the ability of any subsidiary of Solera (other than the Issuer or any parent company of the Issuer) to incur indebtedness. All of these covenants are subject to important exceptions and qualifications.

The 2021 Notes Indenture provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the 2021 Notes Indenture, defaults in payment of certain other indebtedness, certain events of bankruptcy or insolvency and when the guarantees of significant subsidiaries cease to be in full force and effect. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding 2021 Notes may declare the principal and accrued but unpaid interest on all of the 2021 Notes to be due and payable immediately.

At any time prior to June 15, 2016, the Issuer may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the 2021 Notes issued under the 2021 Notes Indenture at a redemption price equal to 106.000% of the principal amount of the 2021 Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption. At any time prior to June 15, 2017, the 2021 Notes may be redeemed, in whole or in part, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the 2021 Notes redeemed plus a “make-whole premium” and accrued and unpaid interest to, the applicable redemption date. On or after June 15, 2017, the Issuer may redeem all or a part of the 2021 Notes, at the following redemption prices: (i) if the redemption occurs on or after June 15, 2017 but prior to June 15, 2018, the redemption price is 103.000% of the principal amount of the 2021 Notes; (ii) if the redemption occurs on or after June 15, 2018 but prior to June 15, 2019, the redemption price is 101.500% of the principal amount of the 2021 Notes; and (iii) if the redemption occurs on or after June 15, 2019, the redemption price is 100.000% of the principal amount of the 2021 Notes.

If Solera experiences certain change of control events accompanied by certain ratings events, the Issuer must give holders of the 2021 Notes the opportunity to sell it their 2021 Notes at 101% of their face amount, plus accrued and unpaid interest, if any, to the date of purchase.

A copy of the Fourth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Fourth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

A description of the 2021 Notes Indenture was included in Solera’s Current Report on Form 8-K filed on July 9, 2013 (the “July 9, 2013 Form 8-K”) and is incorporated by reference herein, and a copy of the 2021 Notes Indenture was attached as Exhibit 4.1 to the July 9, 2013 Form 8-K and is incorporated by reference herein. The description of the material terms of the 2021 Notes and the 2021 Notes Indenture is qualified in its entirety by reference to such description and exhibit.

Supplemental Indenture related to the New 2023 Notes

The New 2023 Notes were issued pursuant to the Second Supplemental Indenture to the 2023 Notes Indenture, dated as of November 17, 2014 (the “Second Supplemental Indenture” and together with the Fourth Supplemental Indenture, the “Supplemental Indentures”), among the Issuer, the Guarantors and the Trustee. The New 2023 Notes are treated as a single class with the Existing 2023 Notes for all purposes and will have the same terms as those of the Existing 2023 Notes. The New 2023 Notes and the Existing 2023 Notes are expected to trade fungibly with one another, except that the New 2023 Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act were issued under a new CUSIP number and will trade separately during the 40-day distribution compliance period.

The 2023 Notes bear interest at a rate of 6.125% and mature on November 1, 2023. Interest is payable on the 2023 Notes on May 1 and November 1 of each year; provided that with respect to the New 2023 Notes, the record date for the first interest payment date will be April 15, 2015.

The Issuer’s obligations under the 2023 Notes are guaranteed by Solera and substantially all of Solera’s material wholly-owned domestic subsidiaries. The 2023 Notes and the guarantees are unsecured senior obligations of the Issuer and the Guarantors.

The 2023 Notes Indenture contains covenants limiting the ability of Solera and its subsidiaries to: (i) incur liens; (ii) engage in sale and leaseback transactions; or (iii) consolidate, merge with, or convey, transfer or lease substantially all of their assets to, another person. Except if the 2023 Notes achieve an investment grade rating, the 2023 Notes Indenture also limits the ability of any subsidiary of Solera (other than the Issuer or any parent company of the Issuer) to incur indebtedness. All of these covenants are subject to important exceptions and qualifications.

The 2023 Notes Indenture provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the 2023 Notes Indenture, defaults in payment of certain other indebtedness, certain events of bankruptcy or insolvency and when the guarantees of significant subsidiaries cease to be in full force and effect. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding 2023 Notes may declare the principal and accrued but unpaid interest on all of the 2023 Notes to be due and payable immediately.

At any time prior to November 1, 2016, the Issuer may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the 2023 Notes issued under the 2023 Notes Indenture at a redemption price equal to 106.125% of the principal amount of the 2023 Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption. At any time prior to November 1, 2018, the 2023 Notes may be redeemed, in whole or in part, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the 2023 Notes redeemed plus a “make-whole premium” and accrued and unpaid interest to, the applicable redemption date. On or after November 1, 2018, the Issuer may redeem all or a part of the 2023 Notes, at the following redemption prices: (i) if the redemption occurs on or after November 1, 2018 but prior to November 1, 2019, the redemption price is 103.063% of the principal amount of the 2023 Notes; (ii) if the redemption occurs on or after November 1, 2019 but prior to November 1, 2020, the redemption price is 102.042% of the principal amount of the 2023 Notes; (iii) if the redemption occurs on or after November 1, 2020 but prior to November 1, 2021, the redemption price is 101.021% of the principal amount of the 2023 Notes; and (iv) if the redemption occurs on or after November 1, 2021, the redemption price is 100.000% of the principal amount of the 2023 Notes

If Solera experiences certain change of control events accompanied by certain ratings events, the Issuer must give holders of the 2023 Notes the opportunity to sell it their 2023 Notes at 101% of their face amount, plus accrued and unpaid interest, if any, to the date of purchase.

A copy of the Second Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Second Supplemental Indenture is qualified in its entirety by reference to such exhibit.

A description of the 2023 Notes Indenture was included in Solera’s Current Report on Form 8-K filed on November 5, 2013 (the “November 5, 2013 Form 8-K”) and is incorporated by reference herein, and a copy of the 2023 Notes Indenture was attached as Exhibit 4.2 to the November 5, 2013 Form 8-K and is incorporated by reference herein.

The description of the material terms of the 2023 Notes and the 2023 Notes Indenture is qualified in its entirety by reference to such description and exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Supplemental Indentures and the forms of Notes and related guarantees are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On November 17, 2014, Solera issued a press release announcing the closing of the private offering of an additional $175.0 million aggregate principal amount of New 2021 Notes and $225.0 million aggregate principal amount of New 2023 Notes.

A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of November 12, 2014, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 12, 2014, supplementing the Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.3	Fourth Supplemental Indenture, dated as of November 17, 2014, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.4	Second Supplemental Indenture, dated as of November 17, 2014, supplementing the Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release issued by Solera Holdings, Inc. on November 17, 2014 announcing the closing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/s/ Jason M. Brady
Date: November 17, 2014	Name:	Jason M. Brady
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of November 12, 2014, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 12, 2014, supplementing the Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.3	Fourth Supplemental Indenture, dated as of November 17, 2014, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.4	Second Supplemental Indenture, dated as of November 17, 2014, supplementing the Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release issued by Solera Holdings, Inc. on November 17, 2014 announcing the closing of the offering.